UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2017

PREFERRED RESTAURANT BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-54536	80-0608195
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

5035 Scholarship

Irvine, CA 92612

(Address of principal executive offices)

3033 South Dean Martin Drive

Las Vegas, NV 89103

(Former Address)

(310) 294-0099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Item 8.01 Other Events.

On July 2, 2017, the Company announced a new principal executive office address and telephone number. The Company’s new contact information is as follows:

PREFERRED RESTAURANT BRANDS, INC.

5035 Scholarship

Irvine, CA 92612

Telephone: (310) 294-0099

Item 9.01 Exhibits.

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PREFERRED RESTAURANT BRANDS, INC.

Date: July 5, 2017	/s/ Gary Decker
	By:	Gary Decker, Chief Executive Officer